This is filed pursuant to Rule 497(e).
File Nos. 33-12988 and 811-05088.

ALLIANCEBERNSTEIN
Investment Research and Management              THE ALLIANCEBERNSTEIN PORTFOLIOS
                                  AllianceBernstein Wealth Appreciation Strategy
                                      AllianceBernstein Balanced Wealth Strategy
                                  AllianceBernstein Wealth Preservation Strategy
                                            AllianceBernstein Tax-Managed Wealth
                                                           Appreciation Strategy
                                   AllianceBernstein Tax-Managed Balanced Wealth
                                                                        Strategy
                                            AllianceBernstein Tax-Managed Wealth
                                                           Preservation Strategy
                                    (collectively, the "AllianceBernstein Wealth
                                                                    Strategies")
--------------------------------------------------------------------------------

 Supplement dated February 9, 2004 to the Prospectus dated September 2, 2003 of the AllianceBernstein Wealth Strategies (the "Prospectus"). This Supplement supersedes the Supplements dated October 10, 2003, and November 25, 2003, and should be read in conjunction with the Prospectus.

 The following table replaces in its entirety the "Shareholder Transaction Expenses" table under the section entitled "Fees and Expenses of the Strategies."

SHAREHOLDER TRANSACTION EXPENSES (paid directly from your investment)

                                                                         Advisor
                                  Class A   Class B   Class C  Class R   Class
                                  Shares    Shares    Shares   Shares(b) Shares
                                  ------    ------    ------   --------- ------

Maximum Sales Charge (Load)
  Imposed on Purchases (as a
  percentage
  of offering price)              4.25%(a)   None      None       None   None
Maximum Deferred Sales Charge
(Load)
  (as a percentage of original
  purchase price
  or redemption proceeds            None*  4.00%(a)** 1.00%(a)*** None   None
  whichever is lower)
Exchange Fee                        None     None      None       None   None
--------------------------------------------------------------------------------
(a) Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases and for certain group retirement plans. In some cases, however, a 1%, 1-year contingent deferred sales charge ("CSDC") may apply. CDSC's for Class A, B and C shares may also be subject to waiver in certain circumstances. See "Distribution Arrangements" in the Prospectus and "Purchase of Shares" in the Statement of Additional Information.
(b) Class R shares are offered only by AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy to certain group retirement plans. See "Purchase and Sale of Shares" in this Prospectus.
* A CDSC of up to 1% may be charged on redemptions of Class A shares purchased without an initial sales charge.
** Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.
***  For Class C shares, the CDSC is reduced to 0% after one year.

The following table replaces in its entirety the "Annual Operating Expenses and Examples" table under the section entitled "Fees and Expenses of the Strategies."

ANNUAL OPERATING EXPENSES (expenses that are deducted from Strategy assets) and EXAMPLES

The Examples are intended to help you compare the cost of investing in a Strategy with the cost of investing in other funds. They assume that you invest $10,000 in a Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

Operating Expenses

                 AllianceBernstein Wealth Appreciation Strategy
                                                                         Advisor
                                   Class A   Class B   Class C Class R   Class
                                   -------   -------   ------- -------   -------

Management Fees (a)                 .95%      .95%     .95%     .95%     .95%
Distribution and/or Shareholder     .30%     1.00%    1.00%     .50%     None
    Services (12b-1) Fees
Other Expenses (b)                 1.61%     1.61%    1.61%    1.61%    1.61%
                                   -----     -----    -----    -----    -----
Total Fund Operating Expenses      2.86%     3.56%    3.56%    3.06%    2.56%
                                   =====     =====    =====    =====    =====
Waiver and/or Expense            (1.36)%    (1.36)%   (1.36)%  (1.36)% (1.36)%
    Reimbursement (c)            -------    -------   -------  ------- -------
Net Expenses                       1.50%     2.20%    2.20%    1.70%    1.20%
                                   =====     =====    =====    =====    =====

                   AllianceBernstein Balanced Wealth Strategy

                                                                         Advisor
                                   Class A   Class B   Class C Class R   Class
                                   -------   -------   ---------------   -----

Management Fees (a)                 .75%       .75%     .75%     .75%     .75%
Distribution and/or Shareholder     .30%      1.00%     1.00%    .50%     None
    Services (12b-1) Fees
Other Expenses (b)                  1.60%     1.60%     1.60%    1.60%   1.60%
                                    -----     -----     -----    -----   -----
Total Fund Operating Expenses       2.65%     3.35%     3.35%    2.85%   2.35%
                                    =====     =====     =====    =====   =====
Waiver and/or Expense              (1.45)%   (1.45)%   (1.45)%  (1.45)% (1.45)%
    Reimbursement (c)              -------   -------   -------  ------- -------
Net Expenses                        1.20%     1.90%     1.90%    1.40%    .90%
                                    =====     =====     =====    =====    ====

                 AllianceBernstein Wealth Preservation Strategy

                                                                         Advisor
                                   Class A   Class B   Class C Class R   Class
                                   -------   -------   ---------------   -----

Management Fees (a)                 .75%       .75%     .75%     .75%     .75%
Distribution and/or Shareholder     .30%      1.00%     1.00%    .50%     None
    Services (12b-1) Fees
Other Expenses (b)                  1.58%     1.58%     1.58%    1.58%   1.58%
                                    -----     -----     -----    -----   -----
Total Fund Operating Expenses       2.63%     3.33%     3.33%    2.83%   2.33%
                                    =====     =====     =====    =====   =====
Waiver and/or Expense              (1.43)%   (1.43)%   (1.43)%  (1.43)% (1.43)%
    Reimbursement (c)              -------   -------   -------  ------- -------

Net Expenses                        1.20%     1.90%     1.90%    1.40%    .90%
                                    =====     =====     =====    =====    ====

           AllianceBernstein Tax-Managed Wealth Appreciation Strategy

                                                                         Advisor
                                    Class A      Class B     Class C     Class

Management Fees (a)                  .95%         .95%        .95%       .95%
Distribution and/or Shareholder      .30%         1.00%       1.00%      None
    Services (12b-1) Fees
Other Expenses (b)                   1.61%        1.61%       1.61%     1.61%
                                     -----        -----       -----     -----
Total Fund Operating Expenses        2.86%        3.56%       3.56%     2.56%
                                     =====        =====       =====     =====
Waiver and/or Expense               (1.36)%      (1.36)%     (1.36)%   (1.36)%
    Reimbursement (c)              -------      -------     -------   -------

Net Expenses                         1.50%        2.20%       2.20%     1.20%
                                     =====        =====       =====     =====

             AllianceBernstein Tax-Managed Balanced Wealth Strategy

                                                                         Advisor
                                    Class A       Class B    Class C     Class
                                    -------       -------    -------     -----

Management Fees (a)                   .75%         .75%        .75%      .75%
Distribution and/or Shareholder       .30%         1.00%      1.00%      None
    Services (12b-1) Fees
Other Expenses                        .77%         .82%        .79%      .77%
                                      ----         ----        ----      ----
Total Fund Operating Expenses        1.82%         2.57%      2.54%     1.52%
                                     =====         =====      =====     =====
Waiver and/or Expense                (.62)%       (.67)%      (.64)%    (.62)%
    Reimbursement (c)               ------       ------      ------    ------
Net Expenses                         1.20%         1.90%      1.90%      .90%
                                     =====         =====      =====      ====

           AllianceBernstein Tax-Managed Wealth Preservation Strategy

                                                                         Advisor
                                     Class A      Class B     Class C    Class
                                     -------      -------     -------    -----

Management Fees (a)                   .75%          .75%        .75%     .75%
Distribution and/or Shareholder       .30%         1.00%       1.00%     None
    Services (12b-1) Fees
Other Expenses                        .64%          .67%        .66%     .64%
                                      ----          ----        ----      ----
Total Fund Operating Expenses         1.69%        2.42%       2.41%     1.39%
                                      =====        =====       =====      =====
Waiver and/or Expense                (.49)%        (.52)%      (.51)%   (.49)%
Reimbursement (c)                    ------        ------      ------    ------
Net Expenses                          1.20%        1.90%       1.90%     .90%
                                      =====        =====       =====     ====

(a) Management Fees stated in the table do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004, and the resulting fee reduction is expected to continue for a period of at least five years. The advisory fee waiver reduces advisory fees to 0.55% for each of the Strategies except Wealth Appreciation Strategy and Tax-Managed Wealth Appreciation Strategy, for which the waiver reduces advisory fees to 0.65%.
(b)  Based on estimated amounts for the current fiscal year.
(c) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Strategy's operating expenses. This waiver extends through the Strategy's current fiscal year and may be extended by Alliance for additional one-year terms.

Examples

                                   AllianceBernstein Wealth Appreciation Strategy

                     Class A        Class B*      Class B**      Class C*     Class C**     Class R      Advisor Class
                     -------        --------      ---------      --------     ---------     -------      -------------
After 1 Year         $ 571         $ 623           $223           $323          $223         $173           $122
After 3 Years(d)     $1,150        $1,166          $966           $966          $966         $817           $667


                                   AllianceBernstein Balanced Wealth Strategy
                     Class A        Class B*      Class B**      Class C*     Class C**     Class R      Advisor Class
                     -------        --------      ---------      --------     ---------     -------      -------------
After 1 Year         $ 542         $ 593           $193           $293          $193         $143           $ 92
After 3 Years(d)     $1,081        $1,095          $895           $895          $895         $746           $594


                                   AllianceBernstein Wealth Preservation Strategy
                     Class A        Class B*      Class B**      Class C*     Class C**     Class R      Advisor Class
                     -------        --------      ---------      --------     ---------     -------      -------------
After 1 Year         $ 542         $ 593           $193           $293          $193         $143           $ 92
After 3 Years(d)     $1,077        $1,091          $891           $891          $891         $742           $590


                               AllianceBernstein Tax-Managed Wealth Appreciation Strategy
                     Class A        Class B*         Class B**         Class C*         Class C**    Advisor Class
                     -------        --------         ---------         --------         ---------    -------------
After 1 Year         $  571         $ 623              $223              $323              $223          $122
After 3 Years(d)     $1,150         $1,166             $966              $966              $966          $667


                                 AllianceBernstein Tax-Managed Balanced Wealth Strategy
                     Class A        Class B*         Class B**        Class C*          Class C**    Advisor Class
                     -------        --------         ---------        --------          ---------    -------------
After 1 Year        $ 542           $ 593              $ 193             $ 293             $ 193         $ 92
After 3 Years(d)    $ 915           $ 936              $ 736             $ 730             $ 730         $ 419
After 5 Years(d)    $1,313          $1,305             $1,305            $1,293            $1,293        $ 770
After 10 Years(d)   $2,423          $2,671(e)          $2,671(e)         $2,828            $2,828        $1,760


                               AllianceBernstein Tax-Managed Wealth Preservation Strategy
                                                     Strategy
                     Class A        Class B*         Class B**        Class C*          Class C**    Advisor Class
                     -------        --------         ---------         --------          ---------   -------------
After 1 Year         $ 542          $ 593              $ 193             $ 293             $ 193         $ 92
After 3 Years(d)     $ 889          $ 905              $ 705             $ 703             $ 703         $ 392
After 5 Years(d)     $1,260         $1,244             $1,244            $1,239            $1,239        $ 714
After 10 Years(d)    $2,299         $2,535(e)          $2,535(e)         $2,708            $2,708        $1,626
-----------------------------------------------------------------------------------------------------------------------

*    Assumes redemption at end of period.
**   Assumes no redemption at end of period.
(d) These examples assume that Alliance's agreement to waive advisory fees and/or reimburse Strategy expenses is not extended beyond the end of the Strategy's current fiscal year.
(e)  Assumes Class B shares convert to Class A shares after eight years.


The following information is added after the section entitled "Fees and Expense of the Strategies."

SALES CHARGE REDUCTION PROGRAMS

The AllianceBernstein Mutual Funds offer several ways for investors to reduce or eliminate sales charges. A brief summary of some of these Sales Charge Reduction, or "Breakpoint", programs is outlined below. More details about these programs are contained in the Funds' SAIs or on our Website at www.AllianceCapital.com

o  Breakpoints

The AllianceBernstein Mutual Funds offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce, or in some cases eliminate, the sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

o Breakpoints Offered by the AllianceBernstein Mutual Funds

The AllianceBernstein Mutual Funds offer the following breakpoint privileges:

Quantity Discounts -- Under this type of breakpoint, larger investments in Class A shares are charged lower sales charges. For very large investments, the entire sales charge may be waived. A shareholder investing more than $100,000 in Class A shares of an AllianceBernstein Mutual Fund is eligible for a reduced sales charge. Front-end sales charges are eliminated completely for purchases over $1million, although a 1%, 1-year contingent deferred sales charge ("CDSC") may apply

The sales charge schedule of Class A share Quantity Discounts is as follows

            Less than $100,000                                   4.25%
            $100,000 but less than $250,000                      3.25%
            $250,000 but less than $500,000                      2.25%
            $500,000 but less than $1 million                    1.75%
            $1 million and above                                 0.00*
            ----------------------------------------------------------
            * Class A shares redeemed within one year are subject to a CDSC equal to 1% of the initial cost of the shares being redeemed or their net asset value at the time of redemption. No sales charge is assessed on increases in net asset value above the initial purchase price.

Rights of Accumulation -- Shareholders can combine the value of a new investment in a fund with a value of existing investments in the fund to determine if the new investment is eligible for a Quantity Discount. The AllianceBernstein Mutual Funds use the current net asset value of your existing investments when combining them with your new investment. Shareholders may also aggregate the value of all of their investments in all of their AllianceBernstein Mutual Funds for purposes of Rights of Accumulation

Combined Purchase Privilege -- Shareholders may include the value of accounts held by their spouse and children under the age of 21 for purposes of reaching Quantity Discounts or Rights of Accumulation. These privileges apply even if your related accounts are opened using different brokers or brokerage firms, so it's important to let your broker(s) know about all your accounts that may be combined for these privileges.

Letter of Intent -- Some investors may not immediately invest a sufficient amount to reach a Quantity Discount, but may have plans to make one or more additional investment over a period of time that, in the end, would be sufficient for a Quantity Discount. For these situations, the AllianceBernstein Mutual Funds offer a Letter of Intent. With a Letter of Intent, the investor expresses his/her intention, in writing, to invest a certain amount over a specified period of time. The Fund will then apply to each of the investor's periodic investments the Quantity Discount that would apply to the total amount stated in the Letter of Intent. However, if an investor fails to invest the total amount stated in the Letter of Intent, the Fund can retroactively collect the sales charges (by redeeming shares in the investor's account at their current net asset value) that should have applied given the amount that the investor actually did invest.

o Other Sales Charge Waivers The AllianceBernstein Mutual Funds offer other ways for qualifying shareholders to obtain reduced sales charges. More details about these sales charge reduction programs are contained in the Strategies' SAI. These programs apply to certain types of investors, for example, certain retirement plans. Other programs include a dividend reinvestment program, exchange privilege program and the reinstatement privilege. The
AllianceBernstein Mutual Funds also offer certain opportunities to waive otherwise applicable CDSCs, which are described in the Strategies' SAI.

For more information, please refer to your Fund's SAI, call your financial advisor or visit our website at www.AllianceCapital.com

The following information is added beneath the section entitled "Description of the Strategies."

o Commencing in the first quarter of 2004, Alliance intends to begin publishing full portfolio holdings for most AllianceBernstein Mutual Funds monthly on www.alliancebernstein.com.

The following information is added as a new sub-heading under the section entitled "Management of the Strategies."

Legal Proceedings

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and
      (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

(iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Strategies, will introduce governance and compliance changes.

Effective January 1, 2004, Alliance began waiving a portion of the advisory fee it receives for managing the Strategies. Please see the "Annual Operating Expenses and Examples" table and its related footnotes in "Fees and Expenses of the Strategies" in this Supplement for a description of the reduced fees. The amount of each fee waiver may increase or decrease as a result of a final, definitive agreement with the NYAG.

The special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the Strategies (the "Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the AllianceBernstein Growth Fund, a series of the AllianceBernstein Portfolios; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, approximately 40 additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants, some of which name the Strategies as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The following information replaces in its entirety the first paragraph under the section entitled "Purchase and Sale of Shares; How the Strategies Value Their Shares."

The Strategies net asset value or NAV is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Strategy's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Strategies value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Strategies Trustees believe accurately reflect fair market value. If a Strategy has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Strategy does not price its shares, the NAV for the Strategy may change on days when shareholders will not be able to purchase or redeem the Strategy's shares.

The following information is added at the end of the subsection entitled "Class A, Class B and Class C Shares" in the section entitled "Purchase and Sale of Shares; How to Buy Shares."

Class A shares are available at NAV to all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans") except those plans that are eligible to purchase Class R shares. For Funds that do not offer Class R shares, Class A shares are available at NAV to those group retirement plans that would have been eligible to purchase Class R shares as described below.

Class B shares are generally not available to group retirement plans, except for plans described in the SAI under "Purchase of Shares." Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein Simple IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan level assets of less than $1 million.

Class R Shares

Class R shares are available to group retirement plans that have plan assets of $1 million to $10 million and have plan level or omnibus accounts held on the books of the Strategies. Class R shares are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products.

The following information is added to the end of the section entitled "Purchase and Sale of Shares; How to Buy Shares; General."

RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The AllianceBernstein Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

POLICY REGARDING EXCESSIVE OR SHORT DURATION TRADING. Purchases and exchanges of shares of the AllianceBernstein Mutual Funds should be made for investment purposes only. The AllianceBernstein Mutual Funds, as a matter of policy, seek to prevent patterns of excessive purchases and sales or exchanges of fund shares. Such practices are commonly referred to as "market timing" or "short duration trading." The AllianceBernstein Mutual Funds will seek to prevent such practices to the extent they are detected by the procedures described below, subject to AllianceBernstein Mutual Funds' ability to monitor purchase, sale and exchange activity, as described under "Limitations on Ability to Detect and Curtail Excessive Trading Practices." The AllianceBernstein Mutual Funds, Alliance Capital Management L.P., AllianceBernstein Investment Research and Management, Inc. ("ABIRM") and Alliance Global Investor Services, Inc. ("AGIS") each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The AllianceBernstein Mutual Funds, through their agents, ABIRM and AGIS, maintain surveillance procedures with respect to purchase, sale and exchange activity in fund shares. This surveillance process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive or short duration trading activity. Generally speaking, when a fund shareholder makes more than two exchange transactions in amounts of $25,000 or more involving an AllianceBernstein Mutual Fund during any 90-day period, these transactions will be identified by these surveillance procedures. Additionally, each purchase of fund shares in excess of $25,000 followed by a sale within certain periods of time will be similarly identified. For purposes of these transaction surveillance procedures, AllianceBernstein Mutual Funds, ABIRM and AGIS may consider trading activity in multiple accounts under common ownership, control or influence. These monetary thresholds, numerical surveillance limits or surveillance procedures generally may be modified from time to time, including, for example, in respect of accounts held by certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, as well as for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

o Account Blocking Procedures. When a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is determined by the AllianceBernstein Mutual Funds, ABIRM or AGIS, in their sole discretion, to be excessive or short duration trading in nature, the relevant fund account(s) will be immediately "blocked" with respect to any future purchase or exchange activity. However, sales of fund shares back to a fund will continue to be permitted in accordance with the terms of the relevant AllianceBernstein Mutual Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet, may be suspended for such account. AllianceBernstein Mutual Funds accounts that are so blocked will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the AllianceBernstein Mutual Funds, ABIRM or AGIS that the account holder did not or will not in the future engage in excessive or short duration trading.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive or short duration trading practices may deploy a variety of strategies to avoid detection and, despite the efforts of the AllianceBernstein Mutual Funds, ABIRM and AGIS to detect excessive or short duration trading in fund shares, there is no guarantee that the AllianceBernstein Mutual Funds, ABIRM and AGIS will be able to identify these shareholders or curtail their trading practices. For example, omnibus account arrangements are common forms of holding shares of a fund, particularly among certain brokers, dealers and other financial intermediaries, including retirement plans and variable insurance products. Entities utilizing such omnibus account arrangements may not identify customers' trading activity in shares of a fund on an individual basis. Consequently, the AllianceBernstein Mutual Funds, ABIRM and AGIS may not be able to detect excessive or short duration trading in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity. Also, there may exist multiple tiers of these entities, each utilizing an omnibus account arrangement, that may further compound the difficulty to the AllianceBernstein Mutual Funds, ABIRM and AGIS of detecting excessive or short duration trading activity in fund shares. It is common for a substantial portion of AllianceBernstein Mutual Fund shares to be held through such omnibus account arrangements. In seeking to prevent excessive or short duration trading in shares of AllianceBernstein Mutual Funds, including the maintenance of any transaction surveillance or account blocking procedures, the AllianceBernstein Mutual Funds, ABIRM and AGIS, consider the information actually available to them at the time.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT DURATION TRADING GENERALLY. While the AllianceBernstein Mutual Funds, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading in all circumstances. Excessive purchases and sales or exchanges of shares of AllianceBernstein Mutual Funds may adversely affect fund performance and the interests of long-term investors. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. Also, excessive purchases and sales or exchanges of fund shares may force a fund to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of a fund's shares may force a fund to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, the AllianceBernstein Mutual Funds may incur increased expenses if one or more shareholders engage in excessive purchase and sale or exchange activity. For example, a fund that is forced to liquidate investments due to short duration trading activity may incur increased brokerage and tax costs without attaining any investment advantage. Similarly, a fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

The AllianceBernstein Mutual Funds that invest in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a shareholder engaging in a short duration strategy to exploit fund share prices that are based on closing prices of foreign securities established some time before the fund calculates its own share price. In addition, a shareholder engaging in a short duration strategy may target an AllianceBernstein Mutual Fund that does not invest primarily in foreign securities. For example, a fund that invests in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a shareholder's short duration trading strategy. Money market funds and closed-end funds generally are not effective vehicles for short duration trading activity, and therefore the risks relating to short duration trading activity are correspondingly lower for AllianceBernstein Mutual Funds of these types.

RISKS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE OR SHORT DURATION TRADING ACTIVITY. A shareholder identified as having engaged in excessive or short duration trading activity and prevented from purchasing or exchanging AllianceBernstein Mutual Fund shares and who does not wish to redeem his or her shares effectively may be "locked" into an investment in an AllianceBernstein Mutual Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with an account "blocked" due to patterns of excessive purchases and sales or exchanges may be forced to sell fund shares, which could be costly if, for example, these shares decline in value before sale, are subject to a CDSC, the shareholder recently paid a front-end sales charge or the sale results in adverse tax consequences to the shareholder. To avoid this risk, shareholders should carefully monitor the nature and frequency of their purchases, sales and exchanges of fund shares.

The following sentence replaces in its entirety the first sentence under the section entitled "Purchase and Sale of Shares; How to Exchange Shares."

You may exchange your Class A, B, C, R or Advisor Class shares of a Strategy for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance).

The following information is added to the section entitled "Dividends, Distributions and Taxes." Under the provisions of recently enacted tax legislation, the maximum long term capital gain rate has been reduced from 20% to 15%, and some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals at the reduced maximum rate of 15% (5% for individuals in lower tax brackets), provided that both the Strategy and the individual satisfy certain holding period and other requirements. A distribution from a Strategy is treated as qualified dividend income to the extent that it is comprised of dividend income received by the Strategy from taxable domestic corporations and certain qualified foreign corporations, and provided that the Strategy meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the individual must meet certain holding period requirements with respect to the shares of the Strategy in order to take advantage of the 15% tax rate. To the extent distributions from a Strategy are attributable to other sources, such as taxable interest, most distributions from real estate investment trusts, or short-term capital gains, the dividends will not be eligible for the lower rates. Each Strategy will notify you as to how much of the Strategy's distributions, if any, would qualify for the reduced tax rate, assuming that you are also satisfy the holding period requirements.

The following information replaces in its entirety the information under the section entitled "Distribution Arrangements" up to the subsection entitled "Class B Shares - Deferred Sales Charge Alternative."

Share Classes. Each Strategy offers four classes of shares in this Prospectus. The Wealth Appreciation Strategy, Balanced Wealth Strategy and Wealth Preservation Strategy offer a fifth class of shares (the "R shares"). The Statement of Additional Information contains more information about the availability of waivers of sales charges and CDSCs.

Class A Shares - Initial Sales Charge Alternative
You can purchase Class A shares at their public offering price, which is NAV plus an initial sales charge, as follows:

                                  Initial Sales Charge

Amount Purchased                 As % of       As % of
                                Net Amount    Offering
                                 Invested       Price
--------------------------------------------------------
Up to $100,000                  4.44%            4.25%
$100,000 up to $250,000          3.36            3.25
$250,000 up to $500,000          2.30            2.25
$500,000 up to $1,000,000        1.78            1.75

All or a portion of the initial sales charges that you pay may be paid to your financial representative. You pay no initial sales charge on purchases of Class A shares in the amount of $1,000,000 or more, but you may pay a 1% CDSC if you redeem your shares within one year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under a Strategy's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Monthly Purchase Program for Retirement Plans, Reinstatement Privilege, and Sales at Net Asset Value Programs. Consult the Subscription Application and a Strategy's SAI for additional information about these options.

The following information is added as a fourth sub-heading under the section entitled "Distribution Arrangements."

Class R Shares -- Certain Group Retirement Plans

Class R shares are available only to certain group retirement plans discussed above with plan assets of at least $1 million but not more than $10 million. Class R shares do not have any initial sales charge or CDSC and carry a .50% Rule 12b-1 fee.

The following information replaces in its entirety the subsection entitled "Asset-Based Sales Charges or Rule 12b-1 Fees" in the section entitled "Distribution Arrangements; General."


Asset-based Sales Charge or Rule 12b-1 Fees. Each Strategy has adopted a plan under Commission Rule 12b-1 that allows the Strategy to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each class of the Strategy's shares is

              Distribution and/or Service
                (Rule 12b-1) Fees (As a
               Percentage of Aggregate
               Average Daily Net Assets)
              ---------------------------

Class A                .30%*

Class B                1.00%

Class C                1.00%

Class R                .50%

Advisor Class          None

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* The Rule 12b-1 plan for Class A shares provides for payments of up to .50% of aggregate average daily net assets, although the Strategies' trustees currently limit such payments to .30% of such assets.

Because these fees are paid out of the Strategy's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B, Class C and Class R shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B, Class C and Class R shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. All or a portion of these fees may be paid to financial intermediaries. Advisor Class shares do not charge any distribution fees and therefore have a lower expense ratio than Class A, Class B, Class C or Class R shares and pay a correspondingly higher dividend.

The following information replaces in its entirety the subsection entitled "Other" within the section entitled "Distribution Arrangements; General."

Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C, Class R or Advisor Class shares made through your financial representative. The financial intermediaries or your fee-based program may also impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by a Strategy, including requirements as to the minimum initial and subsequent investment amounts.

Financial intermediaries, including your financial intermediary, receive a variety of payments from the Strategies, Alliance and ABIRM. ABIRM may, from time to time, pay additional cash or other incentives to financial intermediaries in connection with the sale of shares of a Strategy and may also defray certain expenses of intermediaries incurred in connection with seminars and other educational efforts subject to ABIRM's policies and procedures governing payments for such seminars. Such cash or other incentives may include sharing expenses with financial intermediaries that distribute the Strategies for costs incurred in conducting training and educational meetings about the Strategies for the employees of financial intermediaries. In addition, ABIRM may share expenses with financial intermediaries that distribute the Strategies for costs incurred in hosting client seminars where the Strategies are discussed.

Alliance may also make cash payments from time to time from its own resources to financial intermediaries in connection with the sale of shares of a Strategy. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of a Strategy on a financial intermediary's preferred list of funds or otherwise associated with the financial intermediary's marketing and other support activities, such as client education meetings relating to a Strategy.

In addition, financial intermediaries may have omnibus accounts and similar arrangements with the AllianceBernstein Mutual Funds and may be paid by the Strategies for providing related sub-transfer agency and other services. Such expenses paid by the Strategies are included in "Other Expenses" under "Fees and Expenses of the Strategies -- Annual Operating Expenses."

Although the Strategy may use brokers who sell shares of the Strategies to effect portfolio transactions, the Strategy does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.

Special Distribution Arrangements for Group Retirement Plans and Employee Benefit Plans

The Strategies offer special distribution arrangements for group retirement plans and certain employee benefit plans, including employee-sponsored, tax-qualified 401(k) plans, and other defined contribution plans (the "Plans"). However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the Plans as to the purchase, sale or exchange of shares of a Strategy, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. The Plans also may not offer all classes of shares of a Strategy. In order to enable participants investing through the Plans to purchase shares of a Strategy, the maximum and minimum investment amounts may be different for shares purchased through the Plans from those described in this Prospectus. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards set forth in this prospectus and the Statement of Additional Information. The Strategies are not responsible for, and have no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Class A

Class A shares are available at net asset value to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with at least $250,000 in plan assets or 100 employees. In such cases, Class A shares are subject to a 1%, 1 year CDSC on redemptions if the plan terminates a Strategy as an investment option within one year. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10million. The 1%, 1 year CDSC also applies; however, the CDSC may be waived under certain circumstances as set forth under "Purchase of Shares" in the Statement of Additional Information. For Strategies that do not offer Class R shares, Class A shares at NAV are available to those group retirement plans which would be eligible to purchase Class R shares if Class R shares were so offered.

Class C

Class C shares are available to group retirement plans with plan level assets of less than $1 million.

Class R

Class R shares are available to certain group retirement plans with plan assets of at least $1million but not more than $10 million. Class R shares carry no front-end or CDSC but are subject to a .50% Rule 12b-1 distribution fee.

Choosing a Class of Shares for Group Retirement Plans

Group retirement plans with plan assets in excess of $10 million are eligible to purchase Class A shares at NAV. In addition, under certain circumstances, the 1%, 1 year CDSC may be waived. Since Class A has a lower Rule 12b-1 distribution fee than Class R, plans eligible for Class A shares with no CDSC should purchase Class A shares. Group retirement plans with assets of between $1million and $10million should purchase Class R shares.

The following sentence replaces in its entirety the first sentence under the section entitled "Distribution Arrangements; Other."

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, Class C or Class R shares made through your financial representative.

You should retain this Supplement with your Prospectus for future reference.

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